SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incoporation)	(Commission File Number)	(IRS Employer Indentication No).

121 Gamma Drive RIDC Industrial Park O'Hara Township Pittsburgh, Pennsylvania	15238
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 412-967-3000

Item 5.    Other Events

On December 10,2003, the Company issued a press release announcing a 3-for -1 stock split of MSA's common stock. A copy of the press release is filed herewith as Exhibit 99.1 to this report.

Item 7.    Exhibits

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated December 10, 2003, announcing a 3-for-1 stock split of MSA's Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY (Registrant)

By	/s/ Dennis L. Zeitler
Dennis L. Zeitler Vice President - Finance

December 11, 2003

EXHIBIT INDEX

Number	Description
99.1	Mine Safety Appliances Company Press Release dated December 10, 2003, announcing a 3-for-1 stock split of MSA's Common Stock